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                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of USG Corporation (the "Corporation") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard H. Fleming, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

November 3, 2003           /s/ Richard H. Fleming
                           ----------------------------------------------------
                           Richard H. Fleming
                           Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to USG Corporation and will be retained by USG Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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